SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 25, 1998
                                                  ---------------------------


                             JACOBSON STORES INC.
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            (Exact name of registrant as specified in its charter)

           Michigan                    0-6319                 38-0686330
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification No.)


  3333 Sargent Road, Jackson, Michigan                            49201-8847
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (517) 764-6400
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Item 5.           Other Events.

         On August 27, 1998, the Board of Directors of Jacobson Stores Inc. (the "Company") declared a dividend of one Series A Preferred Stock Purchase Right (a "Right") on each outstanding common share, $1 par value (the "Common Shares"), of the Company. The dividend is payable to the shareholders of record at the close of business on October 25, 1998, and with respect to Common Shares issued thereafter until the Distribution Date (as defined below), and in certain circumstances, with respect to Common Shares issued after the Distribution Date. On October 8, 1998, the Executive Committee of the Board of Directors of the Company adopted the Rights Agreement (the "Rights Agreement") dated as of October 9, 1998 between the Company and Norwest Bank Minnesota, N.A. (the "Rights Agent") pursuant to which the Rights are issued. Each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Preferred Stock, $1 par value (the "Preferred Stock"), of the Company at a price of $100 per one one-hundredth of a share of Preferred Stock, subject to adjustment.

         The Rights are not exercisable until the earlier to occur of (i) the first date of public announcement that a person or group of affiliated or associated persons, other than the Company, any subsidiary, or an employee benefit plan of the Company, has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as defined hereafter, certain acquisitions of Common Shares by the Company, certain inadvertent acquisitions, and certain acquisitions specifically permitted by the Company's Board of Directors), or
(ii) 10 days (or such later date as the Company's Board of Directors may determine) following the commencement of, or public announcement of an intention to commence (which remains in effect for five business days), a tender offer or exchange offer, the consummation of which would result in a person or group becoming an Acquiring Person (as defined hereafter), the earlier of such dates being called the "Distribution Date". A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person." The date that a person or group becomes an Acquiring Person is the "Shares Acquisition Date."

         In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding Common Shares at a price and on terms which a majority of the Company's Disinterested Directors who are not officers of the Company determines to be fair to shareholders and otherwise in the best interests of the Company and its shareholders, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise, at the then current exercise price of the Right, that number of Common Shares (or, in certain circumstances, one one-hundredths of a share of Preferred Stock, or other securities, property or assets of the Company) having an average market value during a specified time period (immediately before such person becomes an Acquiring Person) equal to two times the exercise price of such Right. Notwithstanding the foregoing, following the occurrence of a person becoming an Acquiring Person, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will immediately become null and void. In other words, the Rights holders, other than the Acquiring Person and certain others, may purchase Common Shares (or, in certain circumstances, other securities or property) at a 50% discount.

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         Alternatively, in the event that, at any time on or following the
Shares Acquisition Date, (i) the Company is a party to a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately before the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Company's assets or earning power are sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or, if in such transaction all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights that have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, at the then current exercise price of the Rights, common shares of the acquiring company (or in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) having an average market value during a specified time period equal to two times the exercise price of the Right. In other words, the Rights holders, other than the Acquiring Person and certain others, may purchase the acquiring company's common shares at a 50% discount.


         Further information on the Rights is contained in a Summary of Rights to Purchase Series A Preferred Stock and in a Rights Agreement dated as of October 9, 1998, between Jacobson Stores Inc. and Norwest Bank Minnesota, N.A., copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

    (c)    Exhibits:

           4. Rights Agreement dated as of October 9, 1998, between Jacobson Stores Inc. and Norwest Bank Minnesota, N.A., as Rights Agent, incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-6319) filed with the Securities and Exchange Commission on October 26, 1998.

           20. Summary of Rights to Purchase Series A Preferred Stock, incorporated by reference to Exhibit C to the Rights Agreement, filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-6319) filed with the Securities and Exchange Commission on October 26, 1998.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 23, 1998                       JACOBSON STORES, INC.
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                                                   (Registrant)

                                     By:   /s/ Paul W. Gilbert
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                                           Its:   Vice Chairman of the Board
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                                EXHIBIT INDEX

Exhibit           Description
-------           -----------

4. Rights Agreement dated as of October 9, 1998, between Jacobson Stores Inc. and Norwest Bank Minnesota, as Rights Agent, incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-6319) filed with the Securities and Exchange Commission on October 26, 1998.

20. Summary of Rights to Purchase Series A Preferred Stock, incorporated by reference to Exhibit C to the Rights Agreement, filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-6319) filed with the Securities and Exchange Commission on October 26, 1998.